John Hancock
Bank and Thrift
Opportunity Fund

ANNUAL
REPORT

10.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 10

Trustees & officers
page 24

For your information
page 29


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation,
with moderate
income as a
secondary objec-
tive, by investing
primarily in stocks
of regional banks
and lending
companies.

Over the last twelve months

* The stock market declined sharply as the economy struggled and corporate scandals and rising geopolitical fears eroded investor confidence.

* Banks produced solid earnings growth and their stocks were among the few groups to advance.

* The Fund's focus on small and midsize regional banks helped it gain ground and outperform its peers.

[Bar chart with heading "John Hancock Bank and Thrift Opportunity Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 4% with 0% at the bottom and 12% at the top. The first bar represents the 12.22% total return for John Hancock Bank and Thrift Opportunity Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

 3.0%   SouthTrust Corp.
 2.9%   Wachovia Corp.
 2.8%   Fifth Third Bancorp.
 2.8%   National Commerce Financial Corp.
 2.8%   Wells Fargo & Co.
 2.7%   FleetBoston Financial Corp.
 2.7%   U.S. Bancorp
 2.6%   Comerica, Inc.
 2.6%   Compass Bancshares, Inc.
 2.6%   Bank of America Corp.

As a percentage of net assets on October 31, 2002.



BY JAMES K. SCHMIDT, CFA, LISA A. WELCH AND
THOMAS C. GOGGINS, PORTFOLIO MANAGERS

John Hancock
Bank and Thrift Opportunity Fund

MANAGERS'
REPORT

The stock market declined broadly during the year ended October 31, 2002, growing increasingly more volatile as the year progressed. A combination of negative factors worked on investors, from almost daily barrages of news about accounting and other corporate scandals and growing fears of terrorism and war. Perhaps most important, the economy's rebound from recession stalled and corporate profits remained weak. As a result, the broad market, as measured by the Standard & Poor's 500 Index, returned -15.10% for the year ended October 31, 2002.

Financial stocks continued to outperform the broad market, with small and midsize bank stocks leading the pack all year. They were bolstered by falling interest rates, solid earnings growth and little exposure to the problem areas that hurt the larger banks - syndicated loans, capital markets activity and involvement with struggling Latin American countries. Banks for the most part sidestepped the scandal-related issues that hit other parts of the market. After skyrocketing in the first six months of the period, bank stocks retreated in the summer as their strong performance made them ripe for profit taking in an increasingly weak market. Several headline earnings' misses, along with congressional testimony by Citigroup and J.P. Morgan Chase regarding their Enron connections, also briefly soured investors on the sector despite good earnings news overall. The group rallied in October on good third-quarter earnings news.

"The stock market
 declined broadly..."

FUND PERFORMANCE

With its focus on the best-performing regional banks, John Hancock Bank and Thrift Opportunity Fund was able to produce positive results - a rarity in an otherwise extremely difficult period for stock funds - and outperform its peers. This solid performance continues an upward trend that began in early 2000 as tech stocks began their historic decline and investors returned to the bank stocks they had abandoned during the technology bubble of 1998 and 1999.

[Photos of Jim Schmidt, Lisa Welch and Tom Goggins flush right next to first paragraph.]

For the year ended October 31, 2002, the Fund posted a total return of 12.22% at net asset value, compared with the -1.62% return of the average open-end financial services fund, according to Lipper, Inc.

BACK TO THE BASICS

Traditional retail banks, those offering consumer-related products at local branches, were the best performers within the financial sector. Overcoming the typical concern that it is a slow-growing business with the potential to lose money in economic downturns, traditional banking held up well in this past recession, posting double-digit earnings growth this year. In fact, "plain vanilla" banks have proven to be more profitable than larger banks this year by avoiding their non-banking pitfalls, many of them stock-market related. This represents a remarkable turnaround from just a few years ago, when banks wanted to get out of traditional banking and bragged about how much of their revenue came from non-banking sources, including securities brokerage, trust services and mutual funds and variable annuities sales. Back then, Internet banking was supposedly the wave of the future, replacing local branches, and one bank even went so far as to begin charging customers a fee to talk to bank tellers. Today, banks are opening new branches and desperately chasing the retail customers they once shunned.

"Traditional retail
 banks...were the best
 performers..."

Our biggest contributors to performance came from this group, including Wells Fargo, Compass Bancshares, Greenpoint Financial and Fifth Third Bancorp.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks--Regional 50%, the second is Banks--Superregional 30%, the third Thrifts 7%, the fourth Mortgage banking 3%, and the fifth Investment management 3%.]

POSITIVE EARNINGS VERSUS S&P

In an environment in which many companies in the S&P 500 Index continued to report worse-than-expected declines, bank earnings remained strong, at an estimated average 10% growth rate for 2002. This success is especially significant because bank earnings are typically tied to the economy, which has been weak. The main driver of banks' success was an improvement in net profit margins due to surprising growth in core deposits - a low-cost source of funding for banks. As the stock market continued to decline for a third straight year, retail customers turned away from the market and became increasingly comfortable choosing the low-returning, but safe, bank savings products. Another favorable development was the slowdown in growth of problem loans, with the ratio of non-performing assets to total assets in the banking industry remaining under 1%. This is less than one-third of its peak value in the last recession ten years ago.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-02." The chart is divided into three sections (from top to left): Common stocks 97%, Bonds 1% and Short-term investments & other 2%.]

MARKET-RELATED AND NON BANKS LAG

The main detractors from performance were our stakes in banks and non-bank financial companies that had any connection to the declining stock market. These included banks that earn money from investment management, fund processing, trust services and capital markets activity, such as J.P. Morgan Chase, FleetBoston Financial, Bank of New York and Mellon Financial. Several of these also experienced credit problems during the year. Detractors also included insurance companies with variable annuity business, such as Lincoln National, and brokerage firm Morgan Stanley, both of which we sold.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Compass Bancshares followed by an up arrow with the phrase "Growth market focus." The second listing is East-West Bancorp followed by an up arrow with the phrase "Niche strategy working well." The third listing is PNC Financial followed by a down arrow with the phrase "Regulatory issues surface."]

Insurance giant American International Group and government-sponsored mortgage lenders Freddie Mac and Fannie Mae were punished for being large, complex companies open to more questioning about their structures and accounting in a leery post-Enron market.

OUTLOOK

We're encouraged by the earnings growth that banks have shown so far, and remain optimistic about the prospects for the group. As long as the economy stays in its modest recovery mode, banks should continue to generate good earnings growth relative to the market. Should the economy click into a faster gear, bank earnings can still remain strong, but may begin to pale when compared with the faster-growing, more market-sensitive sectors. We will continue to maintain our focus on regional banks and thrifts. On the margins, we have taken profits in some of the small and midsize names that have done so well, and we're adding to some of the more credit-challenged names whose prospects seem brighter as major loan problems do not appear to be materializing.

"We're encouraged by the
 earnings growth that banks
 have shown so far..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into four main categories: common stocks, preferred stocks, bonds and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                              VALUE
COMMON STOCKS 97.03%                                                                                     $781,378,736
(Cost $443,659,827)

Banks -- Regional 50.08%                                                                                 $403,330,947
   65,400   ABC Bancorp. (GA)                                                                                 837,120
  142,500   Alabama National Bancorp. (AL)                                                                  6,631,950
  295,803   AmericanWest Bancorp. (WA)                                                                      3,948,970
  270,879   AmSouth Bancorp. (AL)                                                                           5,309,228
   40,541   BancFirst Corp. (OK)                                                                            1,893,265
  434,039   Banknorth Group, Inc. (ME)                                                                     10,056,684
  554,846   BB&T Corp. (NC)                                                                                20,113,168
   47,500   Beverly National Corp. (MA)                                                                     1,009,375
   76,500   BOK Financial Corp. (OK)*                                                                       2,510,730
  140,000   Camden National Corp. (ME)                                                                      3,486,000
   47,708   Capital City Bank Group, Inc. (FL)                                                              1,581,520
  155,418   Cascade Bancorp. (OR)                                                                           2,311,066
  184,700   CCBT Financial Cos., Inc. (MA)                                                                  4,709,850
  155,000   Charter One Financial, Inc. (OH)                                                                4,693,400
  190,196   Chittenden Corp. (VT)                                                                           5,203,763
  224,427   City National Corp. (CA)                                                                       10,155,322
  765,200   Colonial BancGroup, Inc. (AL)                                                                   9,151,792
   90,000   Columbia Bancorp. (MD)                                                                          1,848,600
   40,770   Commercial Bankshares, Inc. (FL)                                                                1,125,252
   79,408   Community Banks, Inc. (PA)                                                                      2,128,134
  213,100   Community First Bankshares, Inc. (ND)                                                           5,841,071
  650,857   Compass Bancshares, Inc. (AL)                                                                  21,022,681
   68,750   Desert Community Bank (CA)                                                                      1,654,125
   61,711   DNB Financial Corp. (PA)                                                                        1,345,300
  340,000   East-West Bancorp., Inc. (CA)                                                                  11,730,000
   73,000   Financial Institutions, Inc. (NY)                                                               1,866,610
   52,200   First Charter Corp. (NC)                                                                          884,268
   75,000   First State Bancorp. (NM)                                                                       1,800,000
  170,900   First Tennessee National Corp. (TN)                                                             6,336,972
  170,681   FirstMerit Corp. (OH)                                                                           3,900,061
   20,780   FNB Bankshares (ME)                                                                               751,197
   85,761   F.N.B. Corp. (PA)                                                                               2,465,629
   96,875   Fulton Financial Corp. (PA)                                                                     1,761,187
  233,987   Glacier Bancorp., Inc. (MT)                                                                     5,339,583
  104,973   Harleysville National Corp. (PA)                                                                2,531,004
  230,000   Hibernia Corp. (Class A) (LA)                                                                   4,533,300
  206,731   Independent Bank Corp. (MI)                                                                     6,646,608
  310,000   Local Financial Corp. (OK) (R)                                                                  4,426,800
  238,657   M&T Bank Corp. (NY)                                                                            19,550,781
  334,545   Marshall & Ilsley Corp. (WI)                                                                    9,420,787
  209,500   Mercantile Bankshares Corp. (MD)                                                                8,157,930
   69,458   Merrill Merchants Bankshares, Inc. (ME)                                                         1,101,673
   50,000   Mid-State Bancshares (CA)                                                                         878,600
  923,392   National Commerce Financial Corp. (TN)                                                         22,604,636
  290,800   North Fork Bancorp., Inc. (NY)                                                                 11,184,168
   70,053   Northrim Bancorp., Inc. (AK)                                                                      874,261
  308,300   Pacific Capital Bancorp. (CA)                                                                   8,271,689
  120,000   Prosperity Bancshares, Inc. (TX)                                                                2,252,400
  225,058   Provident Bankshares Corp. (MD)                                                                 5,086,536
  154,700   S&T Bancorp., Inc. (PA)                                                                         4,087,329
  205,687   Sky Financial Group, Inc. (OH)                                                                  3,953,304
  939,350   SouthTrust Corp. (AL)                                                                          24,066,147
  290,330   Southwest Bancorp. of Texas, Inc. (TX)*                                                         8,201,822
  180,900   Summit Bancshares, Inc. (TX)                                                                    3,699,405
  450,000   Synovus Financial Corp. (GA)                                                                    9,220,500
  213,200   Taylor Capital Group, Inc. (IL)*                                                                3,699,020
  211,508   TCF Financial Corp. (MN)                                                                        8,976,400
   37,840   Texas Regional Bancshares, Inc. (Class A) (TX)                                                  1,246,450
   26,500   TriCo Bancshares (CA)                                                                             583,265
  100,000   UCBH Holdings, Inc. (CA)                                                                        4,189,000
  177,901   Umpqua Holdings Corp. (OR)                                                                      2,817,952
  197,390   Union Planters Corp. (TN)                                                                       5,578,241
  109,450   Univest Corp. (PA)                                                                              4,421,780
  205,958   Valley National Bancorp. (NJ)                                                                   5,674,143
   67,583   West Coast Bancorp. (OR)                                                                        1,057,674
  161,500   Whitney Holding Corp. (LA)                                                                      5,484,540
  390,000   Wilmington Trust Corp. (DE)                                                                    11,836,500
  147,400   Yardville National Bancorp. (NJ)                                                                2,600,136
  472,825   Zions Bancorp. (UT)                                                                            19,012,293

Banks -- Superregional 29.80%                                                                             240,000,751
  298,010   Bank of America Corp. (NC)                                                                     20,801,098
    8,000   Bank of New York Co., Inc. (The) (NY)                                                             208,000
  344,880   Bank One Corp. (OH)                                                                            13,302,022
  487,400   Comerica, Inc. (MI)                                                                            21,279,884
  357,563   Fifth Third Bancorp. (OH)                                                                      22,705,251
  927,483   FleetBoston Financial Corp. (MA)                                                               21,693,827
  320,000   KeyCorp (OH)                                                                                    7,817,600
  330,000   Mellon Financial Corp. (PA)                                                                     9,335,700
  705,224   National City Corp. (OH)                                                                       19,132,727
  390,500   PNC Financial Services Group (PA)                                                              15,877,730
  331,152   SunTrust Banks, Inc. (GA)                                                                      20,147,288
1,021,041   U.S. Bancorp. (MN)                                                                             21,533,755
  681,625   Wachovia Corp. (NC)                                                                            23,713,734
  444,861   Wells Fargo & Co. (CA)                                                                         22,452,135

Broker Services 0.71%                                                                                       5,682,600
   27,000   Edwards (A.G.), Inc. (MO)                                                                         888,300
   90,000   Lehman Brothers Holdings, Inc. (NY)                                                             4,794,300

Finance 1.64%                                                                                              13,208,864
   52,500   Capital One Financial Corp. (VA)                                                                1,599,675
  236,900   CIT Group, Inc. (NY)*                                                                           4,219,189
  200,000   Citigroup, Inc. (NY)                                                                            7,390,000

Insurance 2.51%                                                                                            20,182,924
  110,088   American International Group, Inc. (NY)                                                         6,886,004
  134,000   MetLife, Inc. (NY)                                                                              3,199,920
   85,000   Prudential Financial, Inc. (NJ)*                                                                2,482,000
  100,000   XL Capital Ltd. (Class A) (Bermuda)                                                             7,615,000

Investment Management 2.82%                                                                                22,733,340
  200,500   Affiliated Managers Group, Inc. (MA)*                                                          10,409,960
   53,000   Eaton Vance Corp. (MA)                                                                          1,521,630
   52,000   Federated Investors, Inc. (Class B) (PA)                                                        1,393,600
  202,500   Legg Mason, Inc. (MD)                                                                           9,408,150

Mortgage Banking 2.89%                                                                                     23,226,075
  127,500   Countrywide Credit Industries, Inc. (CA)                                                        6,414,525
  122,500   Fannie Mae (DC)                                                                                 8,190,350
  140,000   Freddie Mac (VA)                                                                                8,621,200

Thrifts 6.58%                                                                                              53,013,235
   91,910   Astoria Financial Corp. (NY)                                                                    2,406,204
   90,000   BostonFed Bancorp., Inc. (MA)                                                                   2,430,000
  300,000   Golden State Bancorp., Inc. (CA)                                                               11,037,000
  180,500   GreenPoint Financial Corp. (NY)                                                                 7,864,385
   80,000   Hingham Institute for Savings (MA)                                                              2,380,000
   65,000   LSB Corp. (MA)                                                                                    780,650
  306,300   PennFed Financial Services, Inc. (NJ)                                                           8,025,060
  125,118   Superior Financial Corp. (AR)                                                                   2,252,124
  172,500   Warren Bancorp., Inc. (MA)                                                                      2,694,450
  276,812   Washington Mutual, Inc. (WA)                                                                    9,898,797
  100,110   Webster Financial Corp. (CT)                                                                    3,244,565

PREFERRED STOCKS 0.43%                                                                                     $3,478,780
(Cost $3,420,000)

Banks & Thrifts 0.43%                                                                                      $3,478,780
   40,000   Astoria Financial Corp., Ser B, 12.00% (NY)                                                     1,070,000
   40,000   IFC Capital Trust I 9.25% (IN)                                                                  1,026,000
   40,000   MVBI Capital Trust 3.90% (MO)**                                                                   876,000
   20,000   Sterling Bancshares Capital Trust I, 9.28% (TX)                                                   506,780

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE    (000s OMITTED)         VALUE
BONDS 0.75%                                                                                                $6,043,805
(Cost $5,867,218)

CSBI Capital Trust I, Sub Cap Income, Ser A 06-06-27                            11.75%            $770        884,730
Investors Cap Trust I, Capital Securities, Ser B 02-01-27                        9.77            5,185      5,159,075

SHORT-TERM INVESTMENTS 8.98%                                                                              $72,283,392
(Cost $72,283,392)

Certificates of Deposit 0.01%
Deposits in mutual banks                                                                            75         75,240

Joint Repurchase Agreement 1.60%
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc., Dated 10-31-02, due 11-01-02
(Secured by U.S. Treasury Inflation Indexed Note, 3.00%
due 07-15-12)                                                                    1.90           12,867     12,867,000

                                                                                                SHARES
Cash Equivalents 7.37%
AIM Cash Investment Trust***                                                                59,341,152     59,341,152

TOTAL INVESTMENTS 107.19%                                                                                $863,184,713

OTHER ASSETS AND LIABILITIES (7.19%)                                                                     ($57,875,406)

TOTAL NET ASSETS 100.00%                                                                                 $805,309,307

  * Non-income producing security.

 ** Floating rate effective October 31, 2002.

*** Represents investment of security lending collateral.

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,426,800 or 0.55% of net assets as of October 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value
Unaffiliated issuers (cost $523,204,999)                         $860,654,588
Affiliated issuers (cost $2,025,438)                                2,530,125
Cash                                                                      597
Receivable for investments sold                                    14,467,310
Dividends and interest receivable                                   1,545,307
Other assets                                                          166,883

Total assets                                                      879,364,810

LIABILITIES
Payable for securities purchased                                   13,637,447
Payable for securities on loan                                     59,341,152
Payable to affiliates                                                 805,594
Other payables and accrued expenses                                   271,310

Total liabilities                                                  74,055,503

NET ASSETS
Capital paid-in                                                   396,943,038
Accumulated net realized gain on investments                       62,569,805
Net unrealized appreciation of investments                        337,954,276
Accumulated net investment income                                   7,842,188

Net assets                                                       $805,309,307

NET ASSET VALUE PER SHARE
Based on 84,400,000 shares outstanding                                  $9.54

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (including $161,465 received from affiliated issuers
  and net of foreign withholding taxes of $11,081)                $19,658,614
Interest (including securities lending income of $107,774)          1,452,336

Total investment income                                            21,110,950

EXPENSES
Investment management fee                                           9,560,538
Administration fee                                                  2,078,378
Printing                                                              116,922
Custodian fee                                                         107,180
New York Stock Exchange fee                                            68,107
Transfer agent fee                                                     45,853
Trustees' fee                                                          40,470
Auditing fee                                                           36,500
Miscellaneous                                                          26,259
Legal fee                                                              12,228
Interest expense                                                        1,529

Total expenses                                                     12,093,964
Less expense reductions                                              (222,756)

Net expenses                                                       11,871,208

Net investment income                                               9,239,742

REALIZED AND UNREALIZED GAIN

Net realized gain on investments
  (including net realized gain of $1,592,592
  on sales of investments in affiliated issuers)                   62,746,904
Change in net unrealized appreciation (depreciation)
  of investments                                                   12,647,511

Net realized and unrealized gain                                   75,394,415

Increase in net assets from operations                            $84,634,157

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders,
if any, and any
increase or
decrease due
to the sale of
common shares.
                                                          YEAR           YEAR
                                                         ENDED          ENDED
                                                      10-31-01       10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                              $12,865,066     $9,239,742
Net realized gain                                   92,005,067     62,746,904
Change in net unrealized
  appreciation (depreciation)                      (20,335,803)    12,647,511

Increase in net assets resulting
  from operations                                   84,534,330     84,634,157

Distributions to shareholders
From net investment income                         (17,302,000)   (11,181,690)
From net realized gain                             (48,093,710)   (91,547,836)
                                                   (65,395,710)  (102,729,526)

NET ASSETS
Beginning of period                                804,266,056    823,404,676

End of period 1                                   $823,404,676   $805,309,307

1 Includes accumulated net investment income of $9,781,989 and $7,842,188, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

COMMON SHARES

PERIOD ENDED                                          10-31-98 1  10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.01      $11.08      $11.31       $9.53       $9.76
Net investment income 2                                   0.14        0.14        0.19        0.15        0.11
Net realized and unrealized
  gain (loss) on investments                              0.67        0.40       (1.27)       0.86        0.88
Total from
  investment operations                                   0.81        0.54       (1.08)       1.01        0.99
Less distributions
From net investment income                               (0.14)      (0.14)      (0.15)      (0.21)      (0.13)
From net realized gain                                   (1.60)      (0.17)      (0.55)      (0.57)      (1.08)
                                                         (1.74)      (0.31)      (0.70)      (0.78)      (1.21)
Net asset value,
  end of period                                         $11.08      $11.31       $9.53       $9.76       $9.54
Per share market value,
  end of period                                         $11.69       $9.50       $7.81       $7.88       $7.92
Total return at market value 3 (%)                       25.35      (16.44)     (10.58)       9.56 4     15.39 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $979        $955        $804        $823        $805
Ratio of expenses
  to average net assets (%)                               1.47        1.48        1.47        1.43        1.43
Ratio of adjusted expenses
  to average net assets 5 (%)                               --          --          --        1.45        1.46
Ratio of net investment income
  to average net assets (%)                               1.07        1.29        2.18        1.51        1.11
Portfolio turnover (%)                                       6           5          13          27          20

1 All per share amounts and net asset values have been restated to reflect the 4-for-1 stock split effective 12-2-97.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total return would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On October 31, 2002, the Fund loaned securities having a market value of $58,177,600 collateralized by cash in the amount of $59,341,152. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended October 31, 2002, the tax character of distributions paid was as follows: ordinary income $11,181,690 and long-term capital gains $91,547,836.

As of October 31, 2002, the components of distributable earnings on a tax basis included $7,963,198 of undistributed ordinary income and $62,701,925 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund's average weekly net asset value.

The Fund has an agreement with the Adviser to provide certain administrative services for the Fund. The compensation for the year was at an annual rate of 0.25% of the average weekly net assets of the Fund. The Adviser agreed to limit the administration fee effective December 31, 2000 to 0.225% of the Fund's average weekly net assets and effective October 1, 2002, to further reduce said fee to 0.20%. Accordingly, the reduction amounted to $222,756 for the year ended October 31, 2002. The Adviser reserves the right to terminate this limitation in the future with Trustee approval.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                           YEAR ENDED 10-31-01         YEAR ENDED 10-31-02
                          SHARES        AMOUNT       SHARES         AMOUNT

Beginning of period   84,400,000  $396,954,066   84,400,000   $396,952,307
Reclassification of
capital accounts              --        (1,759)          --         (9,269)

End of period         84,400,000  $396,952,307   84,400,000   $396,943,038


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $161,564,853 and $196,035,353, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $525,362,567. Gross unrealized appreciation and depreciation of investments aggregated $344,744,596 and $6,922,450, respectively, resulting in net unrealized appreciation of $337,822,146. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 2002 is set forth below.

                             BEGINNING   ENDING
                             SHARE       SHARE    REALIZED     DIVIDEND   ENDING
AFFILIATE                    AMOUNT      AMOUNT   GAIN (LOSS)  INCOME     VALUE

Desert Community Bank (CA)
bought: none
sold: none                   62,500     68,750 1          --    $13,750   $1,654,125

Local Financial Corp. (OK)
bought: none
sold: none                  310,000    310,000 2          --         --           --

MVBI Capital Trust (MO)
bought: none
sold: none                   40,000     40,000            --     41,575      876,000

PennFed Financial
Services, Inc. (NJ)
bought: none
sold: 104,200 shares
at $2,068,548               410,500    306,300 2  $1,592,592    106,140           --

Totals                                            $1,592,592   $161,465   $2,530,125

1 Reflects 10% stock dividend payments as of 9-26-02.

2 As of 10-31-02, no longer an affiliated issuer.


NOTE F
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized gain on investments of $7,122, an increase in accumulated net investment income of $2,147 and a decrease in capital paid-in of $9,269. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to accounting for book/tax differences for deferred compensation and certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

The Board of Directors and Shareholders,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Bank and Thrift Opportunity Fund (the "Fund") as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 6, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund, if any, paid during its taxable year ended October 31, 2002.

The Fund designated distributions to shareholders of $91,547,836 as capital gain dividends.

With respect to distributions paid by the Fund for the fiscal year ended October 31, 2002, 100% of the distributions qualify for the dividends-received deduction available for corporations.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.



INVESTMENT
OBJECTIVE
AND POLICY

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001 the Fund's Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. "Net assets" is defined as net assets plus borrowings for investment purposes. "Primarily owned" means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full service banking (i.e. savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin.

The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor's Ratings group ("Standard & Poor's") or Ba or below by Moody's Investors Service, Inc. ("Moody's"), or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. However, for the 2003 annual meeting, the Fund must receive the notice by the later of the date determined pursuant to the preceding sentence (the 2002 proxy statement having been mailed on January 24, 2002) or January 30, 2003. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund additional information about the advance notice requirements or the other amendments to the by-laws.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan Agent for the shareholders (the "Plan Agent"), unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent's Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers, or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).


SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the John Hancock Bank and Thrift Opportunity Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



SHAREHOLDER MEETING

On March 7, 2002, the Annual Meeting of the Fund was held to elect six Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                     WITHHELD
                                          FOR       AUTHORITY

James F. Carlin                    77,985,205       1,645,126
William H. Cunningham              77,816,351       1,813,981
John M. DeCiccio                   77,834,516       1,795,815
John P. Toolan                     78,042,126       1,588,206
Patti McGill Peterson              77,821,155       1,809,177
John A. Moore                      77,823,436       1,806,896

The shareholders also ratified the Trustees' selection of Deloitte and Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2002, with the votes tabulated as follows: 79,033,311 FOR, 1,094,539 AGAINST, 499,730 ABSTAINING.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1994                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis); Part
Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director/Treasurer, Rizzo Associates (until 2000); Chairman and
CEO, Carlin Consolidated, Inc. (management/investments); Director/Partner,
Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and
Education Tax Exempt Trust; Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999), Chairman, Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1995                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broad-
casting, Inc. and Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation
(since 2001), rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel manage-
ment company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since 2002),
WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1994                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

John A. Moore 2, Born: 1939                                                                 2002                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, Born: 1943                                                           2002                39
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public Affairs,
Cornell University (until 1997); President Emerita of Wells College and
St. Lawrence University; Director, Niagara Mohawk Power Corporation
(electric utility).

Steven Pruchansky, Born: 1944                                                               1994                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1994                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DIVIDEND DISBURSER

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL

Listed New York Stock Exchange:
BTO

For shareholder assistance refer to page 22



HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    Mellon Investor Services
                                   85 Challenger Road
                                   Overpeck Centre
                                   Ridgefield Park, New Jersey 07660

Customer service representatives   1-800-852-0218

Portfolio Commentary               1-800-344-7059

24-hour automated information      1-800-843-0090

TDD Line                           1-800-231-5469



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS



P900A 10/02
      12/02